UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 21, 2014

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 384-2425

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of the stockholders of Gaming Partners International Corporation (the “Company”) was held on May 21, 2014.  Items of business set forth in the Company’s proxy statement dated April 16, 2014 that were voted on and approved are as follows:

(1) Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote

Martin A. Berkowitz	6,567,151	69,398	988,072
Eric P. Endy	6,247,504	389,045	988,072
Gregory S. Gronau	6,164,021	472,528	988,072
Charles R. Henry	6,474,348	162,201	988,072
Robert J. Kelly	6,567,351	69,198	988,072
Jean-Francois Lendais	6,249,996	386,553	988,072
Alain Thieffry	6,130,741	505,808	988,072

 (2) Ratification of Moss Adams LLP, as the Company’s Independent Registered Public Accounting Firm for 2014:

For	Against	Abstain	Broker Non-Vote

7,612,778	8,605	3,238	-

(3) Advisory Vote to Approve Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Vote

6,593,466	24,582	18,501	988,072

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: May 27, 2014
	By:	/s/ Michael D. Mann
Michael D. Mann Chief Financial Officer, Treasurer and Secretary